AMERICAN HOSPITAL RESOURCES, INC.
                             AND RX SOLUTIONS, INC.

                PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                                   [Unaudited]


The following unaudited proforma condensed combined balance sheet aggregates the balance sheet of AMERICAN HOSPITAL RESOURCES, INC. (a Utah corporation) ("PARENT") as of December 31, 2002 and the balance sheet of RX Solutions, Inc. (an S corporation) ("SUBSIDIARY") as of December 31, 2002, accounting for the transaction as a purchase of SUBSIDIARY with the issuance of debt and preferred stock of the PARENT for all the issued and outstanding shares of the SUBSIDIARY and using the assumptions described in the following notes, giving effect to the transaction, as if the transaction had occurred as of the beginning of the period. The transaction was not completed as of December 31, 2002.

The following unaudited proforma condensed combined statement of operations combine the results of operations of PARENT and SUBSIDIARY for the year ended December 31, 2002 as if the transaction had occurred as of January 1, 2002.

The proforma condensed combined financial statements should be read in conjunction with the separate financial statements and related notes thereto of PARENT and SUBSIDIARY. These proforma financial statements are not necessarily indicative of the combined financial position, had the acquisition occurred on the date indicated above, or the combined results of operations which might have existed for the periods indicated or the results of operations as they may be in the future.



                                           AMERICAN HOSPITAL RESOURCES, INC.
                                                AND RX SOLUTIONS, INC.
                                       PROFORMA CONDENSED COMBINED BALANCE SHEET

                                                  DECEMBER  31,  2002

                                                        ASSETS

                                                     [Unaudited]


                                                 American  Hospital   RX  Solutions,
                                                  Resources,  Inc.         Inc.             Proforma
                                                 December 31, 2002   December 31, 2002      Increase       Proforma
                                                     [Parent]           [Subsidiary]       (Decrease)      Combined
                                                -------------------  ------------------  --------------  -------------
ASSETS:
  Cash . . . . . . . . . . . . . . . . . . . .  $            6,779   $                -                  $      6,779
  Receivables, net . . . . . . . . . . . . . .                   -              257,012                       257,012
  Inventory. . . . . . . . . . . . . . . . . .                   -              293,690                       293,690
  Property and Equipment, Net. . . . . . . . .               1,743               95,595                        97,338
  Deferred Stock Offering Costs. . . . . . . .           1,059,424                    -                     1,059,424
  Other. . . . . . . . . . . . . . . . . . . .              45,075                    -                        45,075
  Goodwill . . . . . . . . . . . . . . . . . .              60,321                    -   [B]1,741,622      1,801,943

                                                                                         [B](1,800,000)
  Investment in Subsidiary . . . . . . . . . .                   -                    -   [A]1,800,000              -
                                                -------------------  ------------------  --------------  -------------

                                                $        1,173,342   $          646,297  $   1,741,622   $  3,561,261
                                                -------------------  ------------------  --------------  -------------

                                     LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

LIABILITIES:
  Accounts payable . . . . . . . . . . . . . .  $        1,088,150   $          147,566  $           -   $  1,235,716
  Accrued expenses . . . . . . . . . . . . . .             109,940                    -      [C]42,000        151,940
  Bank overdraft . . . . . . . . . . . . . . .                   -               22,694              -         22,694
  Notes payable and Capital Leases . . . . . .                   -              417,659     [A]900,000      1,317,659
                                                -------------------  ------------------  --------------  -------------
    Total Liabilities. . . . . . . . . . . . .           1,198,090              587,919        942,000      2,728,009
                                                -------------------  ------------------  --------------  -------------

STOCKHOLDERS' EQUITY
  (DEFICIT):
  Preferred Stock, Series A. . . . . . . . . .           3,900,000                    -                     3,900,000
  Preferred Stock, Series B. . . . . . . . . .                   -                    -     [A]900,000        900,000

  Common stock . . . . . . . . . . . . . . . .           3,759,522                1,000      [B](1,000)     3,759,522
  Additional paid in capital . . . . . . . . .             955,496                    -              -        955,496

                                                                                           [C](42,000)
  Retained earnings (deficit). . . . . . . . .          (8,639,766)              57,378    [B](57,378)     (8,681,766)
                                                -------------------  ------------------  --------------  -------------
    Total Stockholders' Equity
      (Deficit). . . . . . . . . . . . . . . .             (24,748)              58,378        799,622        833,252
                                                -------------------  ------------------  --------------  -------------
                                                $        1,173,342   $          646,297  $   1,741,622   $  3,561,261
                                                -------------------  ------------------  --------------  -------------

         See Notes To Unaudited Proforma Condensed Financial Statements.



                                AMERICAN HOSPITAL RESOURCES, INC.
                                      AND RX SOLUTIONS, INC.

                      PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                                          [Unaudited]


                               American Hospital   RX  Solutions
                                Resources, Inc.       Inc.
                                For  the  Year    For  the  Year
                                Ended December    Ended December     Proforma
                                   31, 2002          31, 2002        Increase       Proforma
                                   [Parent]        [Subsidiary]     (Decrease)      Combined
                               -----------------  ----------------  -------------  ------------
REVENUE . . . . . . . . . . .  $        52,700    $      4,157,000  $          -   $ 4,209,700
                               -----------------  ----------------  -------------  ------------
EXPENSES:
  Cost of Sales . . . . . . .                -           2,848,964             -     2,848,964
  General and administrative.        1,292,931           1,023,870             -     2,316,801
  Other . . . . . . . . . . .            5,957                   -             -         5,957
                               -----------------  ----------------  -------------  ------------
  Total expenses. . . . . . .        1,298,888           3,872,834             -     5,171,722
                               -----------------  ----------------  -------------  ------------
INCOME (LOSS)
  FROM OPERATIONS . . . . . .       (1,246,188)            284,166             -      (962,022)
                               -----------------  ----------------  -------------  ------------
OTHER (EXPENSE) . . . . . . .           (1,122)                  -    [C](42,000)      (43,122)
                               -----------------  ----------------  -------------  ------------
INCOME (LOSS) FROM
  OPERATIONS BEFORE
    PROVISION FOR TAXES . . .       (1,247,310)            284,166       (42,000)   (1,005,144)

PROVISION FOR INCOME TAXES. .                -               N/A               -             -
                               -----------------  ----------------  -------------  ------------
NET INCOME (LOSS) . . . . . .  $    (1,247,310)   $        284,166  $    (42,000)  $(1,005,144)
                               -----------------  ----------------  -------------  ------------

BASIC NET (LOSS)
  PER COMMON SHARE. . . . . .                                                      $      (.07)
                                                                                   ------------


         See Notes To Unaudited Proforma Condensed Financial Statements.

                        AMERICAN HOSPITAL RESOURCES, INC.
                             AND RX SOLUTIONS, INC.


            NOTES TO PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                                   [Unaudited]

NOTE  1  -  AMERICAN  HOSPITAL  RESOURCES,  INC.

          AMERICAN HOSPITAL RESOURCES, INC. ["PARENT"] was organized under the laws of the State of Utah on May 9, 1972. The Company provides hospital consulting and management services. The Company has also been seeking potential business ventures.

NOTE  2  -  RX  SOLUTIONS,  INC.

          RX SOLUTIONS, INC. ["SUBSIDIARY"] was formed in Mississippi in September 2001 as an S corporation. Subsidiary supplies prescription drugs to nursing home patients in South Mississippi and South Alabama. A majority of Subsidiary's income comes from Medicaid to pay for the prescriptions for the nursing home patients.

NOTE  3  -  PROFORMA  ADJUSTMENTS

          During May 2003, PARENT entered in a stock purchase agreement to acquire 100% of SUBSIDIARY through the issuance of $900,000 in debt and the issuance of 720,000 shares of Series B Preferred Stock in a transaction wherein SUBSIDIARY became a wholly owned subsidiary of PARENT.

          Proforma adjustments on the attached financial statements include the following:

          [A] To record the Purchase of SUBSIDIARY by PARENT through the issuance of $900,000 in debt and 720,000 shares of series B preferred stock valued at $1.25 per share.

          [B] To eliminate the equity accounts of subsidiary and to record goodwill.

          [C] To record interest expense at 7% per annum on $600,000 of debt. The agreement provided that no interest would accrue on a $300,000 portion of the debt.

NOTE  4  -  PROFORMA  (LOSS)  PER  SHARE

          The proforma (loss) per share is computed based on the number of shares outstanding, after adjustment for shares issued in the acquisition, as though all shares issued in the acquisition had been outstanding from the beginning of the periods presented.